SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21432	93-0963660

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Scott Boulevard Santa Clara, California 95050

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 566-2000

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Required FD Disclosure.

On September 23, 2003, Auspex Systems, Inc. (the “Company”) filed with the United States Bankruptcy Court, Northern District of California, San Jose Division the First Amended Disclosure Statement for Plan of Liquidation (“Disclosure Statement”) and the First Amended Plan of Liquidation (the “Plan”). The Disclosure Statement and the Plan have not been approved by the Bankruptcy Court. The Disclosure Statement is set for hearing before the Bankruptcy Court on October 2, 2003. If the Disclosure Statement is approved by the Bankruptcy Court, the Disclosure Statement and the Plan will be distributed to creditors and record owners of the Company’s equity securities for acceptance or rejection. The proposed record date for voting by the Company’s equity holders is October 2, 2003. The Company is seeking a Confirmation Hearing on November 13, 2003, which date and time are subject to the discretion of the Bankruptcy Court. Until such time as the Plan is approved by the Bankruptcy Court and the Effective Date (as defined in the Plan) passes, the Company is prohibited from making any distributions on account of any pre-petition obligation, absent the approval of such distributions by the Bankruptcy Court. All of the assets of the Company remain subject to the Bankruptcy Court’s jurisdiction. The implementation of the Plan, including, without limitation, the payment of any liquidation payment to the stockholders of the Company remains subject to the settlement and full payment, including post-petition interest, of allowed obligations that are senior creditors, following the approval of the Plan by the Bankruptcy Court and the Effective Date. Exhibit 99.2 contains a copy of the Plan and the Disclosure Statement that was filed with the Bankruptcy Court and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Summary of financial status of the Company for the month ended August 23, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

99.2	First Amended Plan of Liquidation and First Amended Disclosure Statement for Plan of Liquidation filed with the United States Bankruptcy Court, Northern District of California, San Jose Division on September 23, 2003.

99.3	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.(1)

(1)  Furnished only to the extent such certification is required to be furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9. Regulation FD Disclosure

On September 13, 2003, Auspex Systems, Inc. (the “Company”) filed with the United States Bankruptcy Court, Northern District of California, San Jose Division (the “Court”) their required monthly summary of financial status of the Company for the monthly period ending August 23, 2003 (the “Monthly Statements”) in a form prescribed by the office of the United States Trustee of the United States Department of Justice for the District of California (the “United States Trustee”). Exhibit 99.1 to this Current Report contains the text of the Monthly Statements filed with the Court. The Company’s informational filings with the Court, including the Monthly Statements, are available to the public at the office of the Clerk of the Bankruptcy Court at 280 S. First Street, Room 3035, San Jose, California 95113.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Statements as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Statements were not audited and are in the format prescribed by the office of the United States Trustee. However, in the opinion of the Company’s management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Statements are complete. The Monthly Statements contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section. The Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC.

Date: September 25, 2003	/s/ Peter Simpson

Peter Simpson
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Summary of financial status of the Company for the month ended August 23, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

99.2	First Amended Plan of Liquidation and First Amended Disclosure Statement for Plan of Liquidation filed with the United States Bankruptcy Court, Northern District of California, San Jose Division on September 23, 2003.

99.3	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.(1)

(1)  Furnished only to the extent such certification is required to be furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.